UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

______________________

Date of Report (Date of earliest event reported): February 8, 2007

Decorize, Inc.
(Exact Name of Registrant as Specified in its Charter)

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Delaware	001-31260	43-1931810
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

1938 East Phelps, Springfield, Missouri 65802
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:	(417) 879-3326

Not Applicable
Former name of address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item1.01	Entry into a Material Definitive Agreement.

Please see Item 3.02 of this Form 8-K, Unregistered Sales of Equity Securities, which is hereby incorporated by reference into Item 1.01 of this Form 8-K.

Item3.02	Unregistered Sales of Equity Securities.

On February 5, 2007, Decorize, Inc., a Delaware corporation (“Decorize”), sold 821,429 shares of the common stock, $.001 par value per share (“Common Stock”), of Decorize to an accredited investor for total consideration of $287,500, representing a purchase price of $0.35 per share. The investor also received warrants in this transaction, which are exercisable for an aggregate of 178,571 shares of Common Stock at an initial exercise price of $0.70 per share. The warrants will expire on February 5, 2009.

Also on February 5, 2007, Decorize sold 446,428 shares of Common Stock to another accredited investor, in a separate transaction, for total consideration of $250,000, representing a purchase price of $0.56 per share. This investor also received warrants, which are exercisable for an aggregate of 297,620 shares of Common Stock at an initial exercise price of $0.80 per share. The warrants will expire on February 5, 2009.

In connection with each of the above-described transactions, Decorize agreed to file a registration statement to register the resale of both the outstanding shares of Common Stock and the shares of Common Stock underlying the warrants issued in those transactions, in accordance with the requirements of the Securities Act of 1933 (the “Securities Act”). Decorize agreed to file this registration statement within time periods agreed upon by the parties, and it will use its reasonable efforts to have such registration statement declared effective within 120 days after it is filed with the Securities and Exchange Commission. Both of the private placement transactions were completed in accordance with exemptions from the registration requirements of the Securities Act that are afforded by Section 4(2) of the Securities Act and Rule 506 promulgated thereunder.

The private placement proceeds will be used by the Company for general corporate purposes including general working capital initiatives.

On February 8, 2007, Decorize issued a press release announcing the private placements described above. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Form of Stock Purchase Agreement
10.2	Form of Common Stock Warrant Certificate
99.1	Decorize press release, dated February 8, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DECORIZE, INC.

Date: February 8, 2007	By:	/s/ Stephen R. Crowder
Name: Stephen R. Crowder Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Stock Purchase Agreement
10.2	Form of Common Stock Warrant Certificate
99.1	Decorize press release, dated February 8, 2007